UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2009

ZOO ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-124829	71-1033391

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

2121 Avenue of the Stars, Suite 2550
Los Angeles, CA 90067
(Address of principal executive
offices including zip code)

(310) 601-2500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 6, 2009, Zoo Entertainment, Inc. (the “Company”) entered into Amendment No. 4 to Senior Secured Convertible Note (“Amendment No. 4”), with the requisite holders of the Company’s outstanding senior secured convertible notes issued in the aggregate principal amount of $11,150,000 (the “Notes”).  Amendment No. 4 further extends the maturity date of the Notes to November 2, 2009.  If the Notes do not convert on or prior to November 2, 2009, Amendment No. 4 provides that the provisions of the Notes, as amended, with respect to automatic conversion upon the consummation of a sale of shares of common stock that results in aggregate gross proceeds to the Company of at least $4,000,000, at a price per share equal to $0.20, shall become null and void and shall be of no further effect.

As previously disclosed in those Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on July 11, 2008, July 17, 2008, August 1, 2008 and August 15, 2008, which are incorporated herein by reference, the Company entered into that certain Note Purchase Agreement, dated as of July 7, 2008, as amended, pursuant to which the Company consummated a financing to raise $9,000,000 through the sale of Notes to certain investors.  On July 7, 2008, the Company issued a Note to Trinad Capital Management, LLC in the principal amount of $750,000.  Additionally, on September 26, 2008, the Company entered into that certain Note Purchase Agreement, pursuant to which the Company consummated a second financing to raise $1,400,000 through the sale of Notes to certain investors, as previously disclosed in that Current Report on Form 8-K filed with the Commission on October 2, 2008, which is incorporated herein by reference.  On August 31, 2009, the Company entered into that certain Amendment No. 3 to Senior Secured Convertible Note, which, among other things, extended the maturity date of the Notes to September 30, 2009, as previously disclosed in that Current Report on Form 8-K filed with the Commission on September 4, 2009, which is incorporated by reference herein.

ITEM 2.04.      TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

On September 30, 2009, all obligations under the Notes became automatically and immediately due and payable.  However, as discussed above, the maturity date of the Notes was subsequently extended.   Otherwise, the Company’s failure to make the payments due under the Notes on or before September 30, 2009 would have required the Company to pay the total amount of principal and accrued but unpaid interest outstanding under the Notes, which was $11,734,000 as of September 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2009
ZOO ENTERTAINMENT, INC.

	By:	/s/ David Fremed
	Name:	David Fremed
	Title:	Chief Financial Officer